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                                                                   EXHIBIT 10.18

                                 AMENDMENT NO. 2
                                       to
                         RECEIVABLES PURCHASE AGREEMENT
                          Dated as of February 23, 2005

            THIS AMENDMENT NO. 2 ("Amendment") is entered into as of February 23, 2005 by and among Jabil Circuit Financial II, Inc., a Delaware corporation (the "Seller"), Jabil Circuit, Inc., a Delaware corporation (the "Servicer"), Jupiter Securitization Corporation ("Jupiter"), the financial institutions party hereto (the "Financial Institutions") and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as Agent (the "Agent").

                              PRELIMINARY STATEMENT

            A. The Seller, the Servicer, Jupiter, the Financial Institutions and the Agent are parties to that certain Receivables Purchase Agreement dated as of February 25, 2004 (as amended by Amendment No. 1 thereto dated as of April 22, 2004 and as otherwise amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

            B. The Seller, the Servicer, Jupiter, the Financial Institutions and the Agent have agreed to amend the Purchase Agreement on the terms and subject to the conditions hereinafter set forth.

            NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            SECTION 1. Amendment. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Purchase Agreement is hereby amended as follows:

            (a) The following new Section 4.6 is added to the Purchase Agreement immediately following Section 4.5 of the Purchase Agreement:

                  "Section 4.6. Liquidity Agreement Fundings. The parties hereto acknowledge that Jupiter may put all or any portion of its Purchaser Interests to the Financial Institutions at any time pursuant to the Liquidity Agreement to finance or refinance the necessary portion of its Purchaser Interests through a funding under the Liquidity Agreement to the extent available. The fundings under the Liquidity Agreement will accrue interest at the Discount Rate in accordance with this Article IV. Regardless of whether a funding of Purchaser Interests by the Financial Institutions constitutes the direct purchase of a Purchaser Interest hereunder, an assignment under the Liquidity Agreement of a Purchaser Interest originally funded by Jupiter or the sale of one or more participations or other interests under the Liquidity Agreement in a Purchaser
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      Interest originally funded by Jupiter, each Financial Institution participating in a funding of a Purchaser Interest shall have the rights and obligations of a "Purchaser" hereunder with the same force and effect as if it had directly purchased such Purchaser Interest from Seller hereunder."

            (b) Clause (ii) of Section 8.5 of the Purchase Agreement is deleted in its entirety and replaced with the following therefor:

      (ii) on January 15th of each year, an updated Schedule F setting forth the Foreign Excess Payable Amount for each Obligor and its Affiliates

            (c) The phrase ", its obligation to pay Jupiter its Acquisition Amounts" is deleted from the first sentence of Section 12.2 of the Purchase Agreement.

            (d) The following new Section 12.3 is added to the Purchase Agreement immediately following Section 12.2 of the Purchase Agreement:

      "Section 12.3.  Terminating Financial Institutions.

            (a) Each Financial Institution hereby agrees to deliver written notice to the Agent not more than 30 Business Days and not less than 5 Business Days prior to the Liquidity Termination Date indicating whether such Financial Institution intends to renew its Commitment hereunder. If any Financial Institution fails to deliver such notice on or prior to the date that is 5 Business Days prior to the Liquidity Termination Date, such Financial Institution will be deemed to have declined to renew its Commitment (each Financial Institution which has declined or has been deemed to have declined to renew its Commitment hereunder, a "Non-Renewing Financial Institution"). The Agent shall promptly notify Jupiter of each Non-Renewing Financial Institution and Jupiter, in its sole discretion, may (A) to the extent of Commitment Availability, declare that such Non-Renewing Financial Institution's Commitment shall, to such extent, automatically terminate on a date specified by Jupiter on or before the Liquidity Termination Date or (B) upon one (1) Business Day's notice to such Non-Renewing Financial Institution assign to such Non-Renewing Financial Institution on a date specified by Jupiter its Pro Rata Share of the aggregate Purchaser Interests then held by Jupiter, subject to, and in accordance with, the Liquidity Agreement. In addition, Jupiter may, in its sole discretion, at any time (x) to the extent of Commitment Availability, declare that any Affected Financial Institution's Commitment shall automatically terminate on a date specified by Jupiter or (y) assign to any Affected Financial Institution on a date specified by Jupiter its Pro Rata Share of the aggregate Purchaser Interests then held by Jupiter, subject to, and in accordance with, the Liquidity Agreement (each Affected Financial Institution or each Non-Renewing Financial Institution is hereinafter referred to as a "Terminating Financial Institution"). The parties hereto expressly acknowledge that any declaration of the termination of any Commitment, any assignment pursuant to this
            Section 12.3 and the order of priority of any such termination or assignment among Terminating Financial Institutions shall be made by Jupiter in its sole and absolute discretion.


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            (b) Upon any assignment to a Terminating Financial Institution as provided in this Section 12.3, any remaining Commitment of such Terminating Financial Institution shall automatically terminate. Upon reduction to zero of the Capital of all of the Purchaser Interests of a Terminating Financial Institution (after application of Collections thereto pursuant to Sections 2.2 and 2.3) all rights and obligations of such Terminating Financial Institution hereunder shall be terminated and such Terminating Financial Institution shall no longer be a "Financial Institution" hereunder; provided, however, that the provisions of Article X shall continue in effect for its benefit with respect to Purchaser Interests held by such Terminating Financial Institution prior to its termination as a Financial Institution.

            (e) Article XIII of the Purchase Agreement is deleted in its entirety.

            (f) Each of the references to "Article XIII" in Section 4.1 of, and in the definition of "Broken Funding Costs" in Exhibit I to, the Purchase Agreement are replaced by a reference to "the Liquidity Agreement".

            (g) Each of the references to "Section 13.1" in Sections 6.2, 12.1 and 14.13 of the Purchase Agreement is replaced by a reference to "the Liquidity Agreement".

            (h) Each of the references to "Section 13.6" in Section 2.2 of the Purchase Agreement and in the definitions of "Commitment", "Non-Renewing Financial Institution" and "Terminating Financial Institution" in Exhibit I to the Purchase Agreement is replaced by a reference to "Section 12.3".

            (i) The phrase "(except pursuant to Sections 13.1 or 13.5)" in
Section 14.1(b)(i) of the Purchase Agreement is replaced by the following phrase: "(except pursuant to the Liquidity Agreement or Section 12.3)".

            (j) The definitions of "Acquisition Amount", "Adjusted Funded Amount", "Adjusted Liquidity Price", "Defaulting Financial Institution", "Jupiter Residual", "Jupiter Transfer Price", "Jupiter Transfer Price Deficit", "Jupiter Transfer Price Reduction", "Non-Defaulting Financial Institution" and "Reduction Percentage" in Exhibit I to the Purchase Agreement are deleted in their entirety.

            (k) The definition of "Commitment Availability" in Exhibit I to the Purchase Agreement is restated in its entirety as follows:

                  "Commitment Availability" means at any time the positive difference (if any) between (a) an amount equal to the aggregate amount of the Commitments at such time minus (b) the Aggregate Capital at such time.

            (l) The definition of "Dilution Reserve" in Exhibit I to the Purchase Agreement is restated in its entirety as follows:


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                  "Dilution Reserve" means, on any date, an amount equal to the greatest of (i) $12,000,000, (ii) an amount equal to 7% of the Net Receivables Balance on such date, and (iii) an amount equal to the Dilution Percentage multiplied by the Net Receivables Balance on such date.

            (m) The definition of "Discount Rate" in Exhibit I to the Purchase Agreement is restated in its entirety as follows:

                  "Discount Rate" means, the LIBO Rate or the Base Rate, as applicable, with respect to each Purchaser Interest of the Financial Institutions and any Purchaser Interest of Jupiter, an undivided interest in which has been assigned by Jupiter to a Financial Institution pursuant to the Liquidity Agreement.

            (n) The definition of "Foreign Excess Payable Amount" in Exhibit I to the Purchase Agreement is restated in its entirety as follows:

                  "Foreign Excess Payable Amount" means, for any Obligor and its Affiliates, (a) at all times the rating then assigned to Jabil's senior unsecured long-term non-credit enhanced debt is at least BB- by Standard & Poor's Ratings Group or Ba3 by Moody's Investors Service, Inc., the amount by which the Estimated Foreign Payable Amount of such Obligor exceeds the outstanding receivables owing to all Foreign Jabil Entities by such Obligor and all of its Affiliates as of November 30 of the previous year, and (b) at all times the rating then assigned to Jabil's senior unsecured long-term non-credit enhanced debt is less than BB- and less than Ba3, the Estimated Foreign Payable Amount of such Obligor. For purposes of this definition, "Estimated Foreign Payable Amount" with respect to any Obligor means the estimated average outstanding balance of all accounts payable due from all Foreign Jabil Entities to such Obligor (or any of its Affiliates), which amount shall be estimated annually by the Servicer, and reported pursuant to Section 8.5, based (x) on the total amount of purchases made, or expected to be made, by all Foreign Jabil Entities from such Obligor during the two fiscal quarters of the Seller ending in February of each year and (y) the payment terms applicable, or expected to be applicable, to such purchases.

            (o) The following definition of "Liquidity Agreement" is added to
Exhibit I to the Purchase Agreement:

                  "Liquidity Agreement" means the agreement entered into by Jupiter with the Financial Institutions in connection herewith for the purpose of providing liquidity with respect to the Capital funded by Jupiter under this Agreement.

            (p) The definition of "Liquidity Termination Date" in Exhibit I to the Purchase Agreement is restated in its entirety as follows:

                  "Liquidity Termination Date" means February 22, 2006.


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            (q) The definition of "Loss Reserve Floor" in Exhibit I to the
Purchase Agreement is restated in its entirety as follows:

                  "Loss Reserve Floor" means 16.5%.

            (r) The definition of "Pro Rata Share" in Exhibit I to the Purchase Agreement is restated in its entirety as follows:

                  "Pro Rata Share" means, for each Financial Institution, a percentage equal to (i) the Commitment of such Financial Institution, divided by (ii) the aggregate amount of all Commitments of all Financial Institutions hereunder, adjusted as necessary to give effect to the application of the terms of the Liquidity Agreement or Section 12.3.

            (s) The definition of "Purchase Limit" in Exhibit I to the Purchase Agreement is restated in its entirety as follows:

                  "Purchase Limit" means $145,000,000.

            (t) The Commitment amount of JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago) set forth on Schedule A to the Purchase Agreement is hereby amended to delete the amount "$122,400,000" and replace it with the amount "$145,000,000".

            SECTION 2. Conditions Precedent. This Amendment shall become effective and be deemed effective, as of the date first above written, upon the latest to occur of (i) the date hereof, (ii) receipt by the Agent of one copy of this Amendment duly executed by each of the parties hereto, and (iii) payment by the Seller to Jupiter of an amendment fee in the amount of $50,000.

            SECTION 3. Covenants, Representations and Warranties of the Seller and the Servicer.

            (a) Upon the effectiveness of this Amendment, each of the Seller and the Servicer hereby reaffirms all covenants, representations and warranties made by it in the Purchase Agreement, as amended, and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

            (b) Each of the Seller and the Servicer hereby represents and warrants as to itself (i) that this Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies and (ii) upon the effectiveness of this Amendment, that no event shall have occurred and be continuing which constitutes an Amortization Event or a Potential Amortization Event.

            SECTION 4. Fees, Costs, Expenses and Taxes. Without limiting the rights of the Agent and the Purchasers set forth in the Purchase Agreement and the other Transaction


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Documents, the Seller agrees to pay on demand all reasonable fees and out-of-pocket expenses of counsel for the Agent and the Purchasers incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered in connection herewith and with respect to advising the Agent and the Purchasers as to their rights and responsibilities hereunder and thereunder.

            SECTION 5.  Reference to and Effect on the Purchase Agreement.

            (a) Upon the effectiveness of this Amendment, each reference in the Purchase Agreement to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Purchase Agreement as amended hereby, and each reference to the Purchase Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Purchase Agreement shall mean and be a reference to the Purchase Agreement as amended hereby.

            (b) Except as specifically amended hereby, the Purchase Agreement and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Purchaser or the Agent under the Purchase Agreement or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein.

            SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

            SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

            SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.


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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first set forth above by their respective officers thereto duly authorized, to be effective as hereinabove provided.


                                       JABIL CIRCUIT FINANCIAL II, INC.,
                                       as Seller

                                       By:       /s/  JAMES FALCONER
                                          -------------------------------
                                          Name:  James Falconer
                                          Title: Vice President




                                       JABIL CIRCUIT, INC., as Servicer



                                       By:     /s/  FORBES ALEXANDER
                                          -------------------------------
                                       Name:   Forbes Alexander
                                       Title:  Chief Financial Officer
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                                       JUPITER SECURITIZATION CORPORATION



                                       By:    /s/  MAUREEN MARCON
                                          -------------------------------
                                       Name:  Maureen Marcon
                                       Title: Authorized Signatory


                                       JPMORGAN CHASE BANK, N.A.
                                            (successor by merger to Bank
                                            One, N.A. (Main Office
                                            Chicago)),
                                            as a Financial Institution and
                                            as Agent



                                        By:      /s/  MAUREEN MARCON
                                          -------------------------------
                                          Name:  Maureen Marcon
                                          Title: Vice President